UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	January 4, 2019

SOUTHERN CALIFORNIA GAS COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-01402	95-1240705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 WEST FIFTH STREET, LOS ANGELES, CALIFORNIA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(213) 244-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K/A
INTRODUCTORY NOTE

As previously reported by Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, in a Current Report on Form 8-K filed January 7, 2019 (the “Initial Filing”), on January 4, 2019, the Board of Directors of the Company (the “Board”) determined (i) to appoint Maryam S. Brown as President of the Company, such appointment to be effective at a later date to be determined by the Board, and (ii) that J. Bret Lane would cease serving as President of the Company as of the effective date of Ms. Brown’s appointment as President of the Company. This Amendment No. 2 amends the Initial Filing, as previously amended on January 23, 2019, to provide information as required by Item 5.02 of Form 8-K regarding the effectiveness of Ms. Brown’s replacement of Mr. Lane as President of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Replacement of President

On March 15, 2019, the Board determined the effective date of Ms. Brown’s appointment as President of the Company to be March 23, 2019. As a result of such appointment, Mr. Lane will cease serving as the President of the Company effective March 23, 2019. He will continue serving as the Chief Executive Officer and a director of the Company.

Potential Grant of Long-Term Incentive Awards to President

As previously reported in the Initial Filing, management intends on recommending to the Compensation Committee of Sempra Energy’s Board of Directors that Ms. Brown receive a promotional long-term grant of incentive awards under Sempra Energy’s 2013 Long-Term Incentive Plan generally intended to account for the difference in value between the annual long-term incentive awards that she received on January 2, 2019 and the annual long-term incentive awards that she would have received on January 2, 2019, if her appointment and salary and long-term incentive targets as President of the Company had been effective as of that date. In the case that such awards are approved for Ms. Brown, the Company will file an additional amendment to the Initial Filing to report those awards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA GAS COMPANY,
(Registrant)

Date: March 19, 2019	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer